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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 30, 2002

                           LIFE FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                     0-22193
                              (Commission File No.)

               DELAWARE                                  33-0743195
      (State or Other Jurisdiction                       (IRS Employer
            of Incorporation)                         Identification No.)



            10540 Magnolia Avenue, Suite B, Riverside, CA 92505-1814
               (Address of Principal Executive Offices) (Zip Code)

                                 (909) 637-4000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 4.  Changes in Registrant's Certifying Accountant

          (a) (i) On January 30, 2002 the Registrant notified its principal independent accountant Grant Thornton LLP ("GT") that the Board of Directors had decided to terminate Registrant's relationship with GT.

              (ii) GT issued a report on the Company's financial statements for the fiscal year ended December 31, 2000 that contained a qualification as to the Company's ability to continue as a going concern. The going concern qualification was not a consideration in the decision to change accountants. GT's report on the Company's financial statements for the fiscal year ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

              (iii) The decision to change accountants was approved by the Registrant's Board of Directors.

              (iv) In the two most recent fiscal years and subsequent interim periods, there were no disagreement with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

              (v) During the Registrant's two most recent fiscal years and through January 30, 2002, GT did not advise the Registrant of any `reportable events" as defined in Item 304(a)(i)(v) of Regulation S-K.

              (vi) The Registrant has requested GT to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of such letter is set forth below as Exhibit 16 to this Form 8-K.

          (b) (i) On January 30, 2002, the Registrant retained the accounting firm of Vavrinek, Tine, Day & Co., LLP ("VTD") to perform its year-end audit and to provide other services.

              (ii) The Registrant has not consulted with VTD on any matter during its two most recent fiscal years and subsequent interim periods prior to engagement regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or regarding the going concern qualification set forth in subsection (a) (ii) above.


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ITEM 7.  Exhibits

              Exhibit No.  Description

                    16     Letter Re Change in Certifying Accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LIFE FINANCIAL CORPORATION



Dated:  February 5, 2002               By: /s/ STEVEN R. GARDNER
                                           -----------------------------------
                                           Steven R. Gardner
                                           President and Chief Executive Officer